UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HYCROFT MINING HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Hycroft Mining Holding Corporation 4300 Water Canyon Road, Unit #1 Winnemucca, NV 89445 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June, 2, 2022 *Stockholders are cordially invited to attend the Annual Meeting virtually and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Stockholder, The 2022 Annual Meeting of Stockholders of Hycroft Mining Holding Corporation will be held virtually on Thursday, June 2, 2020 at 8:30 a.m. Pacific time. Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors the seven persons nominated by the Board of Directors; (2) To consider and act upon a proposal to approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of shares available for issuance by 12.0 million shares; (3) To consider and act upon a proposal to ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the 2022 fiscal year; ending December 31, 2022; (4) To address such other matters as may properly come before the 2022 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/hycroftmining/2022 CONTROL NUMBER Hycroft Mining Holding Corporation c/o Continental Proxy Services 1 State Street, New York NY 10004 20088 Hycroft Proxy Notice_REV3 - Front Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/hycroftmining/2022

Hycroft Mining Holding Corporation 4300 Water Canyon Road, Unit #1 Winnemucca, NV 89445 Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On June 2, 2022 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/hycroftmining/2022 - the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. - the Company’s 2022 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 19, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/hycroftmining/2022 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 20088 Hycroft Proxy Notice_REV3 - Back